EXHIBIT 32.1


                             CERTIFICATIONS PURSUANT TO

                    SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


      In connection with the Agent Assist, Inc., a Nevada corporation (the "Company") on Form 10-QSB for the fiscal quarter ended June 30th, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, James Fitzpatrick, President and Chief Executive Officer of the Company, and James Fitzpatrick, Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



Date:  September 29, 2006		By: /s/ James Fitzpatrick
					-------------------------
                           			James Fitzpatrick

                       			Its:  Principal Financial and
					      Accounting  Officer and
					      Duly Authorized Officer


      This certification is made solely for the purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.